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                                                                    EXHIBIT 32.1


  CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q of Hybridon, Inc. (the "Company") for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Sudhir Agrawal, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement has been provided to Hybridon, Inc. and will be retained by Hybridon, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



                                                 /s/ SUDHIR AGRAWAL
                                                 -------------------------------
                                                 Sudhir Agrawal
                                                 Chief Executive Officer


Date: November 10, 2004